UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  January 31, 2003
                                                  ----------------


                       SUNGLOBE FIBER SYSTEMS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


            Nevada                     2-70345-NY                880182534
 ----------------------------          -----------          ------------------
 (State or other jurisdiction          (Commission            (IRS Employer
     of incorporation)                 File Number)         Identification No.)


      9715 West Broward Blvd.,#219,Plantation, Florida               33324
 ------------------------------------------------------------      ----------
          (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code  (954) 838-0527
                                                    --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


On November 26, 2002, SunGlobe Fiber Systems Corporation (the Company) was notified by Grant Thornton LLP, that it had resigned as auditors. The resignation was accepted by the Board Of Directors.

On March 16, 2001 Grant Thornton LLP reported on the Company's financial statements for the period from March 3, 2000 (date of inception) to December 31, 2000. These financial statements included an independent auditor's report containing an explanatory paragraph describing the uncertainty as to the Company's ability to continue as a going concern. The independent auditor's report for the fiscal year ended December 31, 2000 did not contain an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principles except for the explanatory paragraph describing the uncertainty as to the Company's ability to continue as a going concern.

In connection with the audit of the Company's financial statement for the period from March 3, 2000 (date of inception) to December 31, 2000, and any subsequent interim periods through November 26, 2002, there have been no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statements disclosures, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Grant Thornton LLP would have caused then to reference thereto in their report on the consolidated financial statements for the period for which an audit was undertaken. Subsequent to the first quarter of 2001 fiscal year, Grant Thornton LLP was not engaged by the Company to perform a review on the Company's quarterly financial statements in accordance with statement on Auditing standards number 71.

During the 2000 fiscal year and any subsequent interim periods through November 26, 2002 there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)). Subsequent to the first quarter of 2001 fiscal year, Grant Thornton LLP was not engaged by the Company to perform a review on the Company's quarterly financial statements in accordance with statement on Auditing standards number 71.

The Company has requested that Grant Thornton LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated March 24 , 2003, is filed as Exhibit 16.1 to this Form 8-K


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits


         16.1 Letter of Grant Thornton LLP, Certified Public Accountants, regarding change in independent auditors.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized,


                                       SUNGLOBE FIBER SYSTEMS CORPORATION

Date: March 27, 2003                   By: /s/ Barry H. Pasternak
                                           ----------------------
                                           Name: Barry H. Pasternak
                                           Title:  President